AT&T                                     MASTER EQUIPMENT
Corporation                              LEASE AGREEMENT SCHEDULE
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LESSEE:  Universal Money Centers, Inc.   LESSOR:  AT&T Credit Corporation
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Street Address                           Address
6800 Squibb Road                         2 Gatehall Drive, Parsippany, NJ 07054
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City/State/Zip                           Lease Number     Schedule Number
Mission, KS 66201                        I200084          0040
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SELLER:                                                   Total Price Including
    AT&T Global Information Solutions             Installation/One-Time Charges
    f/k/a NCR Corporation
 ................................................................................
Description of Items to be Leased (the Equipment)
Equipment subject hereto shall include, but not
be limited to: (8) NCR 5670 ATMs and all other
items of equipment, including all attachments,
alterations, and additions thereto, and any and
all parts thereof, and a right to use license
for any software related thereto and related
documentation, as such are and/or will be more
particularly described in the equipment order(s)
as reflected in the invoices of the seller or supplier.
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                                      Total Purchase Price
                    Yes    No         (Sum of total prices
Option A ........... X     __         including installation/
                                      one-time charges)           $116,000.00
                                      ------------------------------------------
Lessee selects a fair market value    PAYMENT IN ARREARS .................Yes __
purchase Option and a fair rental
value renewal option.                 If this payments in arrears option is
                                      selected, Lessee shall pay Lessor the
                    Yes    No         first Rental Payment for the Equipment on
Option B ........... __    X          the last day of the first Rental Payment
                                      Period, which shall begin at Lessor's
Lessee selects (i) a fixed price      option on either the Commencement Date or
purchase option of either $ N/A or    the first day of the month following the
N/A % of the Total Purchase Price;    month in which the Commencement Date
and (ii) a fixed price renewal        occurs, and shall pay Lessor the remaining
option of N/A% of the periodic        periodic Rental Payments on or before the
Rental Payment.                       last day of each subsequent Rental
                                      Payment Period.
THE TERMS AND CONDITIONS OF THE       ------------------------------------------
FOREGOING OPTIONS AND OTHER           Advance Rent            Rental Payment
IMPORTANT PROVISIONS ARE SET FORTH     $17,980.00        See attached Exhibit A
ON THE BACK OF THIS SCHEDULE.
------------------------------------  ------------------------------------------
Employment Location                   Rental Payment    Latest Commencement Date
                                      Period             2/28/97
4748 Osborne                              Monthly
El Paso, Texas  79922                 ------------------------------------------
                                      Length of Initial Term
                                          48 Months
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THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF, AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE. PURSUANT TO
SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS). LESSEE AGREES TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE TO LESSEE THE ABOVE REFERENCED EQUIPMENT, IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY ARTICLE 2A OF
THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).
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Universal Money Centers, Inc.            AT&T CREDIT CORPORATION
Lessee
X     /s/ Dave A. Windhorst              By: /s/ Mary Jaggers
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Lessee Authorized Signature              Lessor Authorized Signature
      Dave A. Windhorst, President           Mary Jaggers,
--------------------------------------   ---------------------------------------
Print Name and Title                         Print Name and Title
      3/12/97                                     3/12/97
                   Date                                          Date

                                    EXHIBIT A

Universal Money Centers, Inc.
Lease Number I200084
Schedule Number 00040




Rental Payment Stream

Payment Number             Amount
--------------             ------

1                         $17,980.00
2 thru 18                 $ 2,859.40
19 thru 36                $ 2,042.76
37 thru 48                $   813.16

                                    INVOICE

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                                  Account #    Bill Date    Due Date   Total Due
                                  ----------------------------------------------
                                  ----------------------------------------------
                                  1200084      2/20/97   Upon Receipt $17,980.00
                                  ----------------------------------------------


PLEASE INDICATE ADDRESS CHANGES BELOW   TO INSURE PROPER CREDIT OF YOUR ACCOUNT:

                                   1) DO NOT INCLUDE WITH ANY OTHER AT&T PAYMENT
UNIVERSAL MONEY CENTERS, INC.
6800 SQUIBB ROAD                   2) MAKE CHECKS PAYABLE TO AT&T CREDIT
MISSION, KS  66202                      CORPORATION

                                   3) INCLUDE ACCOUNT NUMBER ON CHECK
ATTN:  MR. DAVID BONSAL
                                   REMIT TO:
                                   AT&T CREDIT CORPORATION
                                   2 GATEHALL DRIVE Room 3C284
                                   PARSIPPANY, NJ  07054
                                   ATTN:  MARY JAGGERS


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Account #    Bill Date    Due Date   Total Due
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 1200084      2/20/97   Upon Receipt $17,980.00
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  Schedule                 Description                       Total Due
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   00040              Rental Payment                        $17,980.00









                      ***DUE UPON EXECUTION OF SCHEDULE***




                                   Please pay this amount   $17,980.00



                    PAYMENTS RECEIVED AFTER DUE DATE MAY BE
              SUBJECT TO LATE CHARGES UNDER TERMS OF THE AGREEMENT